SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 1999



                         BioSpecifics Technologies Corp.
             (Exact name of registrant as specified in its charter)



Delaware                             0-19879                      11-3054851
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


                   35 Wilbur Street, Lynbrook, New York 11563
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 593-7000




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

KPMG LLP was previously the principal accountants for Biospecifics Technologies Corp. ("the Registrant"). On August 30, 1999, that firm's appointment as principal accountants was terminated by the Registrant and Grant Thornton LLP was engaged as principal accountants. The decision to change accountants was approved by the Executive Committee of the Board of Directors of the Registrant.

In connection with the audits of the two fiscal years ended January 31, 1999, and the subsequent interim period through August 30, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended January 31, 1998 and January 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's auditors' report on the consolidated financial statements of the Registrant as of and for the year ended January 31, 1999 contained a separate paragraph stating that "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company has received a letter from the United States Food and Drug Administration regarding the possible revocation of the Company's license to manufacture its primary product which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty".

A letter from KPMG LLP is attached as Exhibit 16 to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  16.   Letter of KPMG LLP dated September 2, 1999

                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  BioSpecifics Technologies Corp.



                                  By: /s/ Albert Horcher
                                      -------------------------------------
                                  Albert Horcher
                                  Secretary, Treasurer, Principal Financial
                                  and Chief Accounting Officer



Dated:  September 2, 1999